EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Siena Technologies, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
•	the quarterly report for the quarter ended March 31, 2007 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey R. Hultman
Jeffrey R. Hultman
Chief Executive Officer Date: May 21, 2007

/s/ Christopher G. Pizzo
Christopher G. Pizzo
Chief Financial Officer Date: May 21, 2007